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                                                       Exhibit 10.1

                                 SIXTH AMENDMENT
                                       TO
                                 NOTE AGREEMENT



          This Sixth Amendment to the Note Agreement (the "Amendment") is entered into as of April 27, 1994 by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

          A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993, Second Amendment to Note Agreement dated as of November 23, 1993 and Third Amendment to Note Agreement dated as of November 30, 1993, the Fourth Amendment to Note Agreement dated as of January 19, 1994 and the Fifth Amendment dated as of January 29, 1994 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued.

          B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendments of the provisions of the Agreement on the conditions stated herein.

          C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

          NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

          1. Section 11.06(a) (LEVERAGE RATIO) of the Agreement is hereby amended by deleting in their entirety the entries for "Fiscal Year 1995" and all periods thereafter in the table set forth in said section and substituting therefor the following:

               Fiscal Quarter                     Maximum Leverage Ratio
               --------------                     ----------------------

          Fiscal Year 1995
          ----------------

          First Fiscal Quarter Ending 04/94            1.70 : 1.0
          Second Fiscal Quarter Ending 07/94           1.65 : 1.0
          Third Fiscal Quarter Ending 10/94            1.65 : 1.00
          Fourth Fiscal Quarter Ending 1/95            1.65 : 1.00

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          Fiscal Year 1996
          ----------------

          First Fiscal Quarter Ending 4/95             1.64 : 1.00
          Second Fiscal Quarter Ending 07/95           1.63 : 1.00
          Third Fiscal Quarter Ending 10/95            1.62 : 1.00
          Fourth Fiscal Quarter Ending 01/96           1.60 : 1.00

          Fiscal Year 1997
          ----------------

          First Fiscal Quarter Ending 04/96            1.56 : 1.00
          Second Fiscal Quarter Ending 07/96           1.52 : 1.00
          Third Fiscal Quarter Ending 10/96            1.48 : 1.00

          thereafter                                   1.45 : 1.00

          2. Section 11.06(c) (CONSOLIDATED EFFECTIVE NET WORTH) of the Agreement is hereby amended by deleting in their entirety the entries for "First Fiscal Quarter Ending 04/94" and "Second Fiscal Quarter Ending 07/94" in the table set forth in said section and substituting therefor the following:

                                                  Minimum Consolidated
               Fiscal Quarter                     Effective Net Worth
               --------------                     ---------------------

          First Fiscal Quarter Ending 04/94            60,262,000
          Second Fiscal Quarter Ending 07/94           60,262,000

          3. The amendments to the Agreement specified herein shall become effective as of the date specified above when executed by all of the parties hereto.

          4. All terms used herein without definition shall have the meanings ascribed to them in the Agreement.

          5. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth herein, the provisions of this Amendment shall control. Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.

          6. By its signature below the Company further represents that upon the effectiveness of this Amendment there are no defaults or Events of Default under the terms of the Agreement.



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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              ORCHARD SUPPLY HARDWARE CORPORATION,
                              a Delaware corporation


                              /s/Stephen M. Hilberg
                              -----------------------------------------------
ATTEST:                       Stephen M. Hilberg, Chief Financial Officer

By:/s/Michael Seda
   ------------------------
   Michael Seda, Secretary
                              ORCHARD SUPPLY HARDWARE STORES
                                CORPORATION (formerly, ORCHARD HOLDING
                                CORPORATION), a Delaware corporation


                              /s/Stephen M. Hilberg
                              -----------------------------------------------
ATTEST:                       Stephen M. Hilberg, Chief Financial Officer

By:/s/Michael Seda
   ------------------------
   Michael Seda, Secretary
                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA


                              By: /s/Edward L. Toy
                                  -------------------------------------------
                                  Its: Director - Private Placements
                                  $13,721,000.00
                                  -------------------------------------------
ATTEST:                           Principal Amount of Notes

By:
   ------------------------






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